Exhibit 99.5

Execution Copy

SMTC CORPORATION AND

SMTC MANUFACTURING CORPORATION OF CANADA

DEBT RESTRUCTURING

SUMMARY OF TERMS AND CONDITIONS

FEBRUARY 17, 2004

This summary of the principal terms and conditions (“Summary”) of a proposed financial restructuring (the “Restructuring Transaction”) for SMTC Corporation (“SMTC”), HTM Holdings Inc. (“HTM”) and SMTC Manufacturing Corporation of Canada (“SMTC Canada”) and certain of their affiliates and subsidiaries, has been prepared exclusively for consideration by Lehman Commercial Paper Inc. (the “Agent”), as General Administrative Agent and Collateral Monitoring Agent, The Bank of Nova Scotia (“BNS”), as Syndication Agent and Canadian Administration Agent and General Electric Capital Corporation (“GE”), as Documentation Agent under that certain Amended and Restated Credit and Guarantee Agreement, dated as of July 27, 2000, by and among SMTC, HTM, SMTC Canada, certain lenders (the “Lenders”), BNS, GE and the Agent (as amended, restated, modified or supplemented from time to time, the “Existing Credit Agreement”). Any terms used in this Summary and not defined shall have the meanings set out in the Existing Credit Agreement.

Summary Deal Terms

This term sheet has been prepared based on an assumption of $77,500,000 of total indebtedness outstanding under the Existing Credit Agreement and a reduction of that amount by $40,000,000 using proceeds from the Congress Facility described in the next sentence and an equity offering with gross proceeds, prior to expenses, of approximately $30,000,0001 as described in the letter from Orion Securities Inc. dated February 17, 2004 (the “Equity Offering”). SMTC has received a letter of intent from Congress Financial Corporation (Canada) (“Congress”) to provide secured financing (the “Congress Facility”) to SMTC, HTM and SMTC Canada in the aggregate amount of up to $40,000,000. $40,000,000 of the aggregate proceeds from the Congress Facility and the Equity Offering shall be used to reduce permanently the outstanding obligations owed pursuant to the Existing Credit Agreement. In addition to effectuate the Restructuring Transaction, SMTC, HTM and SMTC Canada will (i) exchange $10 million of the remaining obligations under the Existing Credit Agreement for units comprised of one share of common stock of SMTC (the “Common Stock”) and a fraction of a share purchase warrant of the Common Stock (the “Units”) through an exchange offer (as more fully set forth below, the “Exchange Offer”) and (ii) enter into an amended and restated credit facility (the “Amended Credit Facility”) with the Lenders providing for (a) a $15 million four year term loan and (b) a $12.5 million five year term loan, to restructure the

[1]	Gross proceeds of the Equity Offering will be Cdn$40,000,000.

remaining amount of the indebtedness under the Existing Credit Agreement. To the extent the total indebtedness outstanding under the Existing Credit Agreement minus the total of (i) the $40,000,000 in cash plus (ii) the $27,500,000 in term loans is less than $10,000,000, the amount of the Term Loan B will be adjusted. To the extent such amount is more than $10,000,000, the Company will repay the amount of such excess in cash to reduce permanently the outstanding obligations owed pursuant to the Existing Credit Agreement.

I.	Second Amended and Restated Credit Agreement (the “Amended Credit Facility”)

Borrower:	HTM and SMTC Canada (collectively, the “Borrowers”)[2]

Agent:	Lehman Commercial Paper Inc.

Guarantor:	SMTC

Lenders:	The banks and other financial institutions that are parties to the Existing Credit Agreement.

Restructured Facilities:

1. Second Lien Term Loan A in the aggregate principal amount of $15,000,000 (“Term Loan A”).

2. Third Lien Term Loan B in the aggregate principal amount of $12,500,000 (“Term Loan B”).

There shall be no revolving loans or swingline loans.

Default Interest:	While in default, the applicable margins shall increase by 2%.

Closing Fees:	The Borrowers shall pay in cash on the Closing Date, a nonrefundable fee in the amount of 1% of the Restructured Facilities.

Guarantees:	All obligations under the Amended Credit Facility will be unconditionally guaranteed on a second senior secured basis by HTM junior only to the liens granted under the Congress Facility.

Representations and Warranties:	Representations and warranties customary and appropriate for a transaction of this kind and nature and similar to those set forth in the Congress Facility.

[2]	Subject to confirmation of no adverse tax consequences.

Affirmative Covenants:	Other covenants customary and appropriate for a transaction of this kind and nature and similar to those set forth in the Congress Facility, to include without limitation: Financial Statements; Certificates, other information; Collateral Reports; Payment of Obligations; Conduct of Business and Maintenance of Existence, etc; Maintenance of Property and Insurance; Inspection of Property, Books, Records; Environmental Laws; and Interest Rate Protection.

Negative Covenants:	Standard for the Borrowers and their subsidiaries for a transaction of this kind and nature and “stepped back” from those set forth in the Congress Facility, to include without limitation: Financial Condition Covenants; Limitation on Indebtedness, including the Congress Facility; Limitation on Liens; Limitation on Fundamental Changes; Limitation on Disposition of Property; Limitation on Restricted Payments; Limitation on Capital Expenditures; Limitation on Investments; Limitation on Optional Payments and Modifications of Debt Instruments, etc; and Limitations on Transactions with Affiliates, all subject to agreed exceptions.

Events of Default:	Other events of default customary and appropriate for a transaction of this kind and nature and similar to those set forth in the Congress Facility.

Miscellaneous:	Other terms and conditions which are standard for this type of transaction including acknowledgment of debt, release of the Agent and the Lenders, and consent to certain remedies after the occurrence of an Event of Default.

Governing Law:	State of New York

Intercreditor Agreement:	The Lenders under the Amended Credit Facility will enter into an intercreditor agreement with Congress under the Congress Facility pursuant to which the Lenders will expressly agree to subordinate, (i) until the satisfaction and indefeasible payment in full of the obligations under the Congress Facility, their rights to payment and the priority of their liens to the rights and liens of Congress under the Congress

Facility and to limit the exercise of their rights and remedies as required by Congress, and (ii) their rights to receive any dividend, distribution or any other payment in respect of their equity or other interest in the Borrowers to the rights and liens of Congress under the Congress Facility and to limit the exercise of their rights and remedies as required by Congress until the earliest to occur of (x) satisfaction and indefeasible payment in full of all obligations under the Congress Facility and (y) the payment to Congress of such lesser amount as is required to satisfy and indefeasibly pay in full all of the obligations under the Congress Facility. The intercreditor agreement must be satisfactory to Congress and Congress must agree, notwithstanding any restrictions or limitations on availability, to allow the contemplated debt service payments under Term Loan A and Term Loan B. Subject to the foregoing, the Lenders will commit to enter into an intercreditor agreement containing similar terms with the lenders under any facility or facilities that refinance the Congress Facility.

Priorities:	The obligations under the Amended Credit Facility will be the senior secured obligations of the Borrowers and will be senior in all respects including, without limitation, in right of payment and priority of security interests to all other indebtedness of SMTC and SMTC Canada (subject to agreed exceptions), but junior to the Congress Facility.

Collateral:	The obligations under the Amended Credit Facility will be secured by valid, perfected and enforceable senior position priority liens, to secure Term Loan A and second position priority liens to secure Term Loan B, which liens shall be junior only to those liens, if any, granted pursuant to the Congress Facility or other expressly permitted liens, upon and security interests over all of the present and future assets and stock of each of SMTC, HTM and SMTC Canada[3] as well as SMTC Mexico’s present and future assets located in Mexico; the Mexican liens will be in the form of a bailment similar to the Mexican liens under the existing Credit Agreement.

Upon the maturity and payment in full of Term Loan A, the obligations of Term Loan B will assume the senior position priority liens previously securing the obligations of Term Loan A, subject to the terms of a Term Loan Intercreditor Agreement.

[3]	Subject to verification that the pledges will not cause adverse tax consequences.

Mandatory Prepayment:

Beginning in 2005, 50% of the amount (based on the prior fiscal year’s actual results as reported in the audited financial statements of the Borrowers) in excess of Target Available Free Cash Flow will be paid towards Term Loan B until its Maturity Date, and then towards Term Loan A, until its Maturity Date, payable annually, 90 days after the Borrower’s fiscal year end. “Target Available Free Cash Flow” shall be budgeted earnings before depreciation and amortization (“EBDA”) less capital expenditures, less changes in working capital, based on the forecast provided to the Lenders in December 2003.

50% of the amount of net cash proceeds from all equity issuances (other than pursuant to (a) the committed portion of the Equity Offering which, for the avoidance of doubt, excludes any over-allotment or upsizing above Cdn$40,000,000 of the Equity Offering or (b) employee stock options) will be paid towards Term Loan B until its Maturity Date, and then towards Term Loan A, until its Maturity Date.

Mandatory Prepayments are to be applied to Term Loan A or Term Loan B, as applicable, across remaining scheduled amortization payments on a pro rata basis.

Voluntary Prepayments:	Voluntary prepayments permitted without premium or penalty.

Term Loans:

	A.	Terms of Term Loan A

		Interest	Cash payments equal to the Prime Rate plus 2.5%, payable monthly, in arrears.

		Amortization:	Eight equal quarterly principal amortization payments of $833,333.33, as adjusted, followed by five equal quarterly principal amortization payments of $1,666,666.67, as adjusted, due on each March 31, June 30, September 30 and December 31 from December 31, 2004 through the Term Loan A Maturity Date, provided that the Borrowers may elect to postpone an amortization payment for up to 45 days in the event that the amortization payment could not be made without violating the minimum availability covenant in the Congress Facility.

		Maturity Date:	December 31, 2007

B.	Terms of Term Loan B

	Interest	PIK interest of 8% and cash interest of 4%, until Term Loan A is paid in full and then PIK interest of 6% and cash interest of 6%, in each case, payable semi-annually in arrears.

	Amortization:	The payments shall equal 33% of the accreted value of Term Loan B at the earlier to occur of the (a) end of the fourth year of the loan or (b) payment in full of the principal and interest of the Term Loan A, paid semi-annually with any amounts still owing under Term Loan B due at the Maturity Date.

	Maturity Date	December 31, 2008

II.	The Exchange Offer

Obligations Subject to Restructure:	$10 million of the issued and outstanding indebtedness under the Existing Credit Facility and all Series A, Series B, Series D and Series E warrants issued to the Lenders under the Existing Credit Facility.

Debt Exchange:	Pursuant to the Exchange Offer, SMTC will issue to the Lenders their pro-rata Units comprised of one share of Common Stock and a fraction of a share purchase warrant of the Common Stock (the “Warrants” and together with such Common Stock, the “New Stock”) at the same price as the units being issued to the purchaser in the Equity Offering.

Lock-up:

The Lenders will agree not to sell:

(i) 1/3 of their New Stock until the date that is three months after the closing of the Restructuring Transaction,

(ii) 1/2 of their New Stock until the date that is six months after the closing of the Restructuring Transaction, and

(iii) 1/6 of their New Stock until the date that is nine months after the closing of the Restructuring Transaction.

Warrant Terms:	Each whole Warrant forming part of a Unit shall be exercisable on terms consistent with those provided to the investors in the Equity Offering.

Expenses:	SMTC and SMTC Canada will pay all reasonable legal fees and expenses of the Lenders incurred in connection with the transactions contemplated hereby.

III.	General

Closing Date:	Target April 30, 2004

Conditions:

Conditions customary and appropriate for a transaction of this kind and nature, and including but not limited to:

A.     Prior to the issuance of any commitment by the Lenders in accordance with the terms of this Summary:

(i)     delivery of executed Lock-Up Agreements, in form satisfactory to the Agent, whereby Bain Capital and Celerity agree to vote in favour of the Exchange Offer and all other terms of the Restructuring Transaction;

B.     Prior to the closing of the Amended Credit Facility and the Exchange Offer:

(i)     Closing of the Congress Facility;

(ii)    Completion of the Equity Offering;

(iii)    approval by the existing shareholders of the Exchange Offer, the Equity Offering and the Restructuring Transaction;

(iv)    receipt of all necessary third party and government approvals;

(v)     all common stock underlying the New Stock must be freely tradable after the expiration of the one year lock-up period, subject to Rule 144;

(vi)    delivery of executed Lock-Up Agreements, in form reasonably satisfactory to the purchaser in the Equity Offering, whereby the Lenders agree not to sell their New Stock prior to the timeline set forth in Section II of this Term Sheet;

(vii)   delivery of executed Lock-Up Agreements, on terms no more favorable than the Lock-up Agreements executed by the Lenders, in form reasonably satisfactory to the purchaser in the Equity Offering, whereby Bain and Celerity agree not to sell their Common Stock for a period of time after the closing of the Restructuring Transaction;

(viii)  completion of definitive documentation for the Restructuring Transaction reasonably satisfactory to the Lenders; and

(ix)    no material adverse change.

Expenses:	On the Closing Date, the Borrowers will pay all reasonable legal and other fees and expenses of the Agent and each Lender (incurred through the Closing Date) in connection with the transactions contemplated hereby.

After the Closing Date, the Borrowers will pay all reasonable legal and other fees and expenses of the Agent and each Lender incurred in connection with the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Term Sheet to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SMTC CORPORATION

By:	/s/ John E. Caldwell
Name:	John E. Caldwell
Title:	President and CEO

HTM HOLDINGS INC.

By:	/s/ John E. Caldwell
Name:	John E. Caldwell
Title:	President and CEO

SMTC MANUFACTURING CORPORATION OF CANADA

By:	/s/ John E. Caldwell
Name:	John E. Caldwell
Title:	President and CEO

LEHMAN COMMERCIAL PAPER INC., as General Administrative Agent, Collateral Monitoring Agent and Lender

By:	/s/ Frank P. Turner
Name:	Frank P. Turner
Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA, as Syndication Agent, Canadian Administrative Agent and Lender

By:	/s/ Diane Emanuel
Name:	Diane Emanuel
Title:	Director

GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and Lender

By:	/s/ Kathleen M. Bird
Name:	Kathleen M. Bird
Title:	Vice President

IBM CREDIT CORPORATION

By:	/s/ Ben Nikolaevsky
Name:	Ben Nikolaevsky
Title:	Chief Credit Officer

SILVER POINT CAPITAL L.P.

By:	/s/ Edward A. Mulee
Name:	Edward A. Mulee
Title:

ROYAL BANK OF CANADA

By:	/s/ Rizwan Ahmad
Name:	Rizwan Ahmad
Title:	Senior Manager

COMERICA BANK

By:	/s/ Earnest M. Earb
Name:	Earnest M. Earb
Title:	Senior Vice President

AMMC CDO I, LIMITED

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Vice President

AMMC CDO II, LIMITED

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Vice President